EXHIBIT 21

              MERCANTILE STORES COMPANY, INC.
                    SUBSIDIARY SCHEDULE
                  AS OF JANUARY 29, 1995


                                               STATE OF
     SUBSIDIARY COMPANY                      INCORPORATION

     J. BACON & SONS                              KENTUCKY
     THE CASTNER-KNOTT DRY GOODS COMPANY          TENNESSEE
     THE O.J. de LENDRECIE CO.                    DELAWARE
     C.J. GAYFER & COMPANY, INCORPORATED          DELAWARE
     HENNESSY COMPANY                             MONTANA
     THE JONES STORE COMPANY                      DELAWARE
     THE JOSLIN DRY GOODS COMPANY, INC.           COLORADO
     THE LAZARUS STORE, INC.                      DELAWARE
     THE LION DRY GOODS COMPANY, INC.             OHIO
     THE McALPIN COMPANY                          KENTUCKY
     GAYFER'S MONTGOMERY FAIR CO.                 DELAWARE
     ROOT DRY GOODS COMPANY, INC.                 INDIANA
     J.B. WHITE & COMPANY, INC.                   SOUTH
                                                  CAROLINA
     DULUTH GLASS BLOCK STORE COMPANY             MINNESOTA
     THE McALPIN COMPANY                          OHIO
     THE PEOPLES STORE COMPANY                    WASHINGTON
     J.B. WHITE & COMPANY                         NEW JERSEY
     THE MACDOUGAL & SOUTHWICK COMPANY            WASHINGTON
     MCCREERY & COMPANY                           MAINE
     SERF CORPORATION                             MISSOURI
     MERSCO REALTY CO., INC.                      OHIO
     THE JONES STORE COMPANY HAIRSTYLING SCHOOL   MISSOURI
     MERCANTILE STORES COMPANY, INC. (N.Y.)       NEW YORK
     MERSCO FINANCE COMPANY                       DELAWARE
     MERCANTILE PROPERTIES, INC.                  DELAWARE
     MERCANTILE REAL ESTATE CO., INC.             DELAWARE
     THE O.J. de LENDRECIE CO.                    MINNESOTA
     MERSCO DEVELOPMENT COMPANY, INC.             DELAWARE
     MERCANTILE INTERNATIONAL, INC.               DELAWARE
     MAISON BLANCHE, INC.                         LOUISIANA
     TSM HOLDING COMPANY, INC.                    DELAWARE
     GOUDCHAUX'S CAR CARE CENTER, INC.            LOUISIANA
     MB CREDIT CORPORATION                        DELAWARE
     MERCANTILE CREDIT CORP.                      LOUISIANA